UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: November 9, 2011

(Date of earliest event reported)

Hornbeck Offshore Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32108	72-1375844
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Northpark Boulevard, Suite 300 Covington, LA	70433
(Address of Principal Executive Offices)	(Zip Code)

(985) 727-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement

On November 9, 2011, Hornbeck Offshore Services, Inc. (the “Company”) announced that it increased the size of its previously announced underwritten public offering of shares of common stock from 6,750,000 shares to 7,000,000 shares and granted the underwriters a 30-day option to purchase up to an additional 1,050,000 shares of common stock. On that date, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Global Hunter Securities, LLC, Johnson Rice & Company L.L.C., Pritchard Capital Partners LLC, Simmons & Company International, Capital One Southcoast, Inc., CIS Capital Markets LLC, Howard Weil Incorporated and IBERIA Capital Partners, L.L.C. related to the offering at an offering price to the public of $30.00 per share. On November 10, 2011, the underwriters exercised their over-allotment option in full for 1,050,000 shares of common stock. The shares of common stock sold in the offering were registered pursuant to an effective shelf registration statement on Form S-3 (File No. 333-177796) previously filed with the Securities and Exchange Commission. The Underwriting Agreement is being filed as Exhibit 1.1 to this report. The public offering of 8,050,000 shares of common stock, for total gross proceeds of $241,500,000 before underwriting discounts, commissions and offering expenses, closed on November 16, 2011.

In connection with the public offering, our board of directors exercised its approval power under the Rights Agreement dated as of June 18, 2003 between the Company and Mellon Investor Services LLC, as Rights Agent, as amended, to allow a long-time current investor, FMR LLC, to acquire additional shares of our common stock, raising its total ownership to a level not to exceed 15% of the outstanding shares of our common stock after this offering.

This report is being filed for the purposes of (i) complying with the filing requirement regarding material agreements and (ii) filing exhibits to the registration statement on Form S-3 (File No. 333-177796) relating to the underwritten public offering, and Exhibit 1.1 to the Form 8-K is hereby incorporated by reference as an exhibit to the registration statement.

Item 7.01 – Regulation FD Disclosure

On November 9, 2011 the Company issued a press release announcing the pricing of the public offering. A copy of the press release is furnished as Exhibit 99.1 hereto.

On November 16, 2011 the Company issued a press release announcing the closing of the upsized public offering of common stock and the exercise in full of the underwriters’ over-allotment option. A copy of the press release is furnished as Exhibit 99.2 hereto.

The information contained in this Item 7.01 shall not be deemed “filed” for purposed of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 – Financial Statements and Exhibits

(d) – Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of November 9, 2011 among Barclays Capital Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Global Hunter Securities, LLC, Johnson Rice & Company L.L.C., Pritchard Capital Partners LLC, Simmons & Company International, Capital One Southcoast, Inc., CIS Capital Markets LLC, Howard Weil Incorporated, IBERIA Capital Partners, L.L.C. and Hornbeck Offshore Services, Inc.

99.1	Press Release dated November 9, 2011, announcing pricing of public offering of common stock.

99.2	Press Release dated November 16, 2011, announcing closing of upsized public offering of common stock and the exercise in full of the underwriters’ over-allotment option.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hornbeck Offshore Services, Inc.

Date: November 16, 2011	By:	/s/ James O. Harp, Jr.
James O. Harp, Jr.
Executive Vice President and Chief Financial Officer